Capital assets	12 Months Ended
Dec. 31, 2025
Capital assets
Capital assets

8. Capital assets

The following table reconciles the change in Vermilion’s capital assets:

	2025	2024
Balance at January 1	5,018,461	4,882,509
Acquisitions	1,185,312	12,728
Dispositions	(533,775)	—
Additions	617,250	586,962
Increase in right-of-use assets	6,598	38,290
Lease purchase	—	78,832
Transfers from exploration and evaluation assets	29,329	14,110
Impairment expense on disposed assets (1)	(372,386)	—
Depletion and depreciation	(734,175)	(673,475)
Changes in asset retirement obligations	(278,594)	27,906
Impairment expense	(572,159)	—
Foreign exchange	138,654	50,599
Balance at December 31	4,504,515	5,018,461

Cost	13,825,176	13,760,503
Accumulated depletion, depreciation, and impairment	(9,320,661)	(8,742,042)
Balance at December 31	4,504,515	5,018,461
(1)	Refer to Note 6 “Discontinued Operations” for additional information.

In May 2024, Vermilion recognized a seven-year lease for a processing facility. In December 2024, Vermilion exercised the right to purchase the processing facility for $78.8 million, extinguishing the lease obligation and resulting in the transfer from right-of-use assets to depletable assets.

Impairment

In the fourth quarter of 2025, indicators of impairment were present in our France, Australia and Ireland CGUs due to changes in forecasted pricing. As a result of the indicators of impairment, the Company performed impairment calculations on the identified CGUs and the recoverable amounts were determined using fair value less costs to sell, which considered future after-tax cash flows from proved plus probable reserves and an after-tax discount rate of 15.0% for France, Australia and Ireland. Based on the results of the impairment tests completed, the Company recognized non-cash impairment charges of $572.2 million. Inputs used in the measurement of capital assets are not based on observable market data and fall within level 3 of the fair value hierarchy.

The following benchmark price forecasts were used to calculate the recoverable amounts:

	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035 (2)
Brent Crude ($ US/bbl) (1)	63.92	69.13	74.36	76.10	77.62	79.17	80.76	82.37	84.01	85.69
NBP ($ USD/MMBtu) (1)	10.00	9.74	9.97	10.27	10.47	10.68	10.89	11.11	11.34	11.57

(1)

The forecast benchmark prices listed are adjusted for quality differentials, heat content, transportation and marketing costs and other factors specific to the Company’s operations when determining recoverable amounts.

(2)	In 2035 and beyond, commodity price forecasts are inflated at a rate of 2.0% per annum.

The following are the results of tests completed, recoverable amounts, and sensitivity impacts which would increase the impairments taken:

Operating Segment	CGU	Impairment	Recoverable Amount	1% increase in discount rate	5% decrease in pricing
Australia	Australia	151,997	80,682	3,239	15,405
France	France	116,484	309,695	13,097	47,022
Ireland	Ireland	303,678	432,038	11,793	38,814
Total		572,159	822,415	28,129	101,241

Right-of-use assets

The following table discloses the carrying balance and depreciation charge relating to right-of-use assets by class of underlying asset as at and for the year ended December 31, 2025 and December 31, 2024:

	As at Dec 31, 2025		As at Dec 31, 2024
($M)	Depreciation	Balance	Depreciation	Balance
Office space	7,242	46,949	6,899	49,340
Processing facilities	2,666	701	16,178	3,367
Oil storage facilities	2,798	1,714	2,627	4,385
Vehicles and equipment	1,310	3,199	1,685	4,631
Total	14,016	52,563	27,389	61,723